UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
(Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2019

Date of reporting period:  6/30/2019

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc. (SPE)
Semi-Annual Report
For the six months ended
June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund’s Transfer Agent, American Stock Transfer & Trust Company, LLC, at 1-800-937-5449. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Special Opportunities Fund, Inc.

Managed Distribution Plan (unaudited)

On March 4, 2019, the Special Opportunities Fund (the “Fund”) received authorization from the SEC that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, on April 1, 2019, the Fund announced its Board of Directors formally approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders.

The Fund intends to make monthly distributions to common stockholders at an annual rate of 6% (or 0.5% per month) for the remainder of 2019, based on the net asset value (NAV) of the Fund’s common shares as of March 29, 2019. Beginning in January 2020, the Fund intends to make monthly distributions to common stockholders at an annual rate of 6%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Directors.

With each distribution, the Fund will issue a notice to stockholders which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. For tax reporting purposes the actual composition of the total amount of distributions for each year will continue to be provided on a Form 1099-DIV issued after the end of the year.

The conversion price for each share of the Fund’s convertible preferred stock will decrease by the amount of each distribution to common stockholders. The current conversion price as well as other information about the Fund will be available on the Fund’s website at www.specialopportunitiesfundinc.com.

Special Opportunities Fund, Inc.

August 29, 2019

Dear Fellow Shareholder:

On April 1, 2019, Special Opportunities Fund announced that, for the remainder of 2019, it would pay monthly distributions of 7.6 cents per share to common stockholders, which represents an annual rate of 6% (or 0.5% per month) based upon the net asset value (NAV) as of March 29, 2019.  Beginning in January 2020, the Fund intends to make monthly distributions to common stockholders at an annual rate of 6%, based on the NAV as of the close of business on the last business day of the previous year.

As of June 30, 2019, the Fund’s NAV per common share was $15.50 compared to $13.78 as of December 31, 2018.  After accounting for the three monthly dividends paid in the second quarter of 2019, the NAV increased by 14.17% vs. 18.54% for the S&P 500 Index.  Our underperformance is primarily due to having a portfolio that is more diversified by asset class (and less volatile) than the S&P 500 Index, which consists mainly of large cap equities.

Here are updates on some of our significant positions.

As of June 30, 2019, the Fund had relatively large positions in five closed-end funds with diversified portfolios primarily in U.S. equities and whose shares are trading at double-digit discounts to their NAV.  They were Central Securities (CET), General American Investors (GAM), Boulder Growth & Income (BIF), Source Capital (SOR), and Adams Diversified Equity (ADX).  We see these investments as a way to get broad-based exposure to U.S. equities at a discount.

We have been increasing our exposure to selected business development companies (BDCs) whose shares trade at discounts from NAV that we think are unwarranted.  In some cases, stockholders of these BDCs have advocated share repurchases or other corporate actions that could result in a narrower discount and therefore, a higher stock price.  Indeed, recently there have been a number of mergers and other transactions in the BDC space and we expect the trend to continue.  As of June 30, 2019, some of the BDCs whose shares the Fund owned were: Barings BDC (BBDC), Garrison Capital (GARS), FS KKR Capital (FSK), Apollo Investment (AINV), WhiteHorse Finance (WHF), and Portman Ridge Finance (PTMN).  In addition, MVC Capital (MVC), a long term holding for the Fund, has committed to transforming itself from an equity oriented BDC to one that is income oriented.  As that objective becomes closer to fruition, the dividend should grow which will hopefully result in a significant narrowing of the discount to NAV, which is currently about 30%.

As we expected, earlier this year we were able to sell all of our shares of High Income Securities Fund (PCF) in a self-tender offer at 99% of NAV.

Special Opportunities Fund, Inc.

In our last letter, we discussed Alliance California Municipal Income Fund (AKP).  On February 7, 2019, AKP announced that it would be liquidated.  The proceeds from the sale of the portfolio securities were paid in June which resulted in the Fund realizing close to NAV for its shares.

The Fund owns secured and convertible notes issued by Emergent Capital (EMGC.PK), whose subsidiary owns a large portfolio of life insurance policies.  Last December, Emergent’s subsidiary filed for bankruptcy protection.  In our last letter, we said we were “cautiously optimistic that a settlement will be reached that will lead to a full recovery by the noteholders.”  A settlement was subsequently reached that should result in (1) the elimination of all debt except for the notes (which are not in arrears), and (2) Emergent retaining a 27.5% interest in the policies (and assurance that the policies will not lapse for lack of funding).  Since then, Emergent’s stock price has risen significantly, which we believe is an indication that our notes are on firmer footing.

Hill International (HIL) continues to make progress, albeit slower than we would like, in turning around its business.  Hill is a construction management firm that has been under new management since mid-2017 and has made progress in reducing expenses and rationalizing its business.  A number of large shareholders want to see Hill sold (which we think would be at a healthy premium to its market price).  Hill’s new CEO is focused on increasing revenues, which would enhance Hill’s value and may prime the company for a sale.

Brookfield DTLA Fund Office Trust Investor Inc. (DTLA-) owns several high-rise office buildings and a shopping mall in downtown Los Angeles.  The Fund owns DTLA’s 7.625% Series A Cumulative Redeemable Preferred Stock, which has not paid dividends for several years.  The current stock price of the preferred shares is about half of the sum of their face value and the accrued dividends.  Andy Dakos and I have seats on DTLA’s board.  Although the timing is uncertain, we continue to believe Brookfield is making the right moves to increase the value of the company’s properties that should enable it to pay the accrued dividends or retire the preferred stock at a premium to the current market price.

In June, we established a position in Vertical Capital Income Fund (VCIF) shortly after it converted from a non-traded interval fund (that offered stockholders an opportunity to redeem a small portion of their shares each quarter) to a closed-end fund.  Since then, we  have increased our position.  VCIF is a unique fund that invests its assets in residential mortgage loans.  In the last two quarters prior to its conversion, more than 40% of the shares were tendered for redemption, leaving many shareholders frustrated when the bulk of their shares were not redeemed.  After the conversion, the rush by many shareholders to sell caused the stock price to quickly fall by more than 30% and the discount to NAV currently stands at about 20%.  At the annual meeting scheduled for August

Special Opportunities Fund, Inc.

30th, VCIF’s stockholders will vote on whether to approve a new investment advisory agreement.  We are soliciting proxies to vote against approval.  If stockholders fail to approve the agreement, we think the only realistic option for the board is to liquidate VCIF.

In our last letter, we noted that the SEC has proposed a rule that would remove a statutory limitation that prohibits the Fund from acquiring more than 3% of the outstanding shares of another closed-end fund.  One closed-end fund, Dividend and Income Fund (DNI), has taken matters into its own hands and established its own share ownership limitation of 4.99% to deter or prevent activism.  That provision, which is arguably illegal, is likely why DNI’s stock consistently trades at a discount in excess of 20% from NAV.  However, where there is a will, there is a way.  Stay tuned.

As far as our pipeline, we continue to acquire certain income oriented closed-end funds that trade at discounts from NAV and that have a shareholder base that we think would support measures to narrow the discount.

Lastly, the IPO market for special purpose acquisition companies (SPACs) or blank check companies remains robust and we continue to deploy a portion of the leverage provided by the Fund’s 3.5% convertible preferred stock to maintain a diversified portfolio of low risk SPACs that we expect to generate an annualized rate of return in the high single digits.

*  *  *

We remind you that from time to time the Fund seeks instructions from shareholders for voting its proxies for certain closed-end funds whose shares the Fund owns. The instruction forms are available at http://www.specialopportunitiesfundinc.com/proxy_voting.html.  If you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns, please email us at proxyinstructions@bulldoginvestors.com.

Sincerely yours,

Chairman

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2019
Net asset value returns	1 year	5 years	Since 1/25/10	10 years*
Special Opportunities Fund, Inc.	3.64%	5.10%	7.75%	8.25%

Market price returns
Special Opportunities Fund, Inc.	4.66%	5.38%	7.90%	8.47%

Index returns
S&P 500® Index	10.42%	10.71%	13.38%	14.70%

Share price as of 6/30/19
Net asset value	$15.50
Market price	$13.75

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2019(1) (unaudited)

	Value	Percent
Investment Companies	$111,915,633	84.96%
Special Purpose Acquisition Vehicles	38,592,849	29.30
Money Market Funds	15,973,322	12.13
Corporate Notes	6,184,251	4.69
Other Common Stocks	5,419,286	4.11
Preferred Stocks	4,992,805	3.79
Convertible Notes	1,909,163	1.45
Senior Secured Notes	1,400,000	1.06
Warrants	1,094,976	0.83
Rights	396,406	0.30
Liquidating Trusts	277,304	0.21
Total Investments	$188,155,995	142.83%
Liabilities in Excess of Other Assets	(820,349)	(0.62)
Preferred Stock	(55,599,400)	(42.21)
Total Net Assets	$131,736,246	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value

INVESTMENT COMPANIES—84.96%

Closed-End Funds—80.07%
Aberdeen Asia-Pacific Income Fund, Inc.	407,108	$1,701,711
Aberdeen Emerging Markets Equity Income Fund, Inc.	207,608	1,517,614
Aberdeen Japan Equity Fund, Inc.	114,992	804,944
Adams Diversified Equity Fund, Inc.	376,772	5,828,663
Adams Natural Resources Fund, Inc.	80,888	1,337,887
BlackRock Credit Allocation Income Trust	304,776	3,952,945
BlackRock New York Municipal Income Quality Trust	187,983	2,496,414
Boulder Growth & Income Fund, Inc.	670,080	7,531,699
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	572,465	6,720,739
Central Securities Corp.	342,815	10,462,714
Dividend and Income Fund	334,990	3,862,435
Duff & Phelps Utility and Corporate Bond Trust, Inc.	149,445	1,307,644
Eaton Vance California Municipal Income Trust	43,963	544,262
First Trust Aberdeen Global Opportunity Income Fund	37,578	390,811
First Trust High Income Long/Short Fund	28,248	424,285
Franklin Universal Trust	209,033	1,530,122
General American Investors Co., Inc.	287,339	10,197,661
Highland Global Allocation Fund/CEF	30,000	337,200
Invesco Dynamic Credit Opportunities Fund	380,589	4,254,985
Invesco High Income Trust II	148,002	2,147,524
Invesco Senior Income Trust	489,547	2,114,843
Japan Smaller Capitalization Fund, Inc.	352,923	2,999,881
Latin American Discovery Fund Escrow (a)	71,179	0
Lazard World Dividend & Income Fund, Inc.	122,771	1,221,571
Mexico Equity & Income Fund, Inc.	131,107	1,455,288
MFS California Municipal Fund	15,580	185,869
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
Neuberger Berman High Yield Strategies Fund, Inc.	305,596	3,575,473
Neuberger Berman New York Municipal Fund, Inc.	58,637	718,890
NexPoint Strategic Opportunities Fund	75,789	1,433,928
Nuveen Connecticut Quality Municipal Income Fund	428,312	5,555,207
Nuveen Credit Strategies Income Fund	147,961	1,171,851
Nuveen Ohio Quality Municipal Income Fund	176,414	2,630,333
Royce Global Value Trust, Inc.	154,980	1,635,535
Source Capital, Inc.	179,825	6,576,200

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
Taiwan Fund, Inc. (a)	175,287	$2,971,115
The Swiss Helvetia Fund, Inc. (a)	61,192	483,417
Vertical Capital Income Fund	97,188	923,286
Western Asset Corporate Loan Fund, Inc.	77,557	742,220
Western Asset Global High Income Fund, Inc.	36,489	362,336
Western Asset High Income Fund II, Inc.	56,026	393,303
Western Asset High Income Opportunity Fund, Inc.	190,723	978,409
		105,481,214

Business Development Companies—4.89%
Apollo Investment Corp.	51,400	812,120
Barings BDC, Inc.	76,320	750,989
Equus Total Return, Inc. (a)	106,919	175,347
FS KKR Capital Corp.	247,913	1,477,561
Garrison Capital, Inc.	33,076	228,224
MVC Capital, Inc.	239,975	2,210,170
Portman Ridge Finance Corp.	25,837	58,133
WhiteHorse Finance, Inc.	52,500	721,875
		6,434,419
Total Investment Companies (Cost $105,945,247)		111,915,633

PREFERRED STOCKS—3.79%

Real Estate Investment Trusts—2.63%
Brookfield DTLA Fund Office Trust Investor, Inc. – Series A, 7.625%	171,723	3,468,805

Thrifts & Mortgage Finance—1.16%
Sachem Capital Corp., 7.125%	60,000	1,524,000
Total Preferred Stocks (Cost $5,970,241)		4,992,805

OTHER COMMON STOCKS—4.11%

Biotechnology—0.03%
Xynomic Pharmaceuticals Holdings, Inc. (a)	10,000	33,500

Professional Services—2.45%
Hill International, Inc. (a)	1,195,255	3,227,188

Real Estate Investment Trusts—1.01%
Brookfield Property REIT, Inc.	70,751	1,335,779

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value
OTHER COMMON STOCKS—(continued)

Real Estate Management & Development—0.57%
Trinity Place Holdings, Inc. (a)	190,851	$753,861

Software—0.01%
Phunware, Inc. (a)	4,488	13,958

Specialty Retail—0.04%
Kaixin Auto Holdings (a)(f)	25,000	55,000
Total Other Common Stocks (Cost $7,852,740)		5,419,286

	Shares/Units
SPECIAL PURPOSE ACQUISITION VEHICLES—29.30% (a)
8i Enterprises Acquisition Corp. (f)	50,000	497,500
Acamar Partners Acquisition Corp.	79,998	777,581
Acamar Partners Acquisition Corp. Units	2	20
Agba Acquisition Ltd. Units (f)	51,750	518,535
Alberton Acquisition Corp. (f)	70,000	709,800
Allegro Merger Corp.	200,080	2,004,802
AMCI Acquisition Corp.	50,000	497,000
Andina Acquisition Corp. III (f)	120,950	1,198,614
B Riley Principal Merger Corp.	35,000	341,250
Black Ridge Acquisition Corp.	226,445	2,321,061
Boxwood Merger Corp. Units	50,000	515,000
CF Finance Acquisition Corp.	40,000	400,800
Churchill Capital Corp. II Units	88,663	899,929
DFB Healthcare Acquisitions Corp. Units	50,000	518,500
DiamondPeak Holdings Corp.	72,597	705,643
DiamondPeak Holdings Corp. Units	2	20
Edtechx Holdings Acquisition Corp.	40,325	401,234
Forum Merger II Corp.	68,439	687,128
GigCapital2, Inc. Units	102,250	1,025,567
Gordon Pointe Acquisition Corp.	106,000	1,094,980
Graf Industrial Corp. Units	2,800	28,840
Haymaker Acquisition Corp. II Units	40,342	411,892
HL Acquisitions Corp. (f)	34,456	346,972
Landcadia Holdings II, Inc. Units	69,000	690,000
Legacy Acquisition Corp.	87,500	883,750
Leisure Acquisition Corp.	61,288	620,847

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares/Units	Value
SPECIAL PURPOSE ACQUISITION VEHICLES—(continued)
LF Capital Acquisition Corp.	136,900	$1,389,535
Longevity Acquisition Corp. (f)	63,286	639,189
Modern Media Acquisition Corp. (c)	68,200	713,372
Monocle Acquisition Corp. Units	59,500	612,790
Mudrick Capital Acquisition Corp.	49,182	499,689
Opes Acquisition Corp.	49,670	509,614
Pivotal Acquisition Corp.	25,000	253,750
Pure Acquisition Corp.	546,554	5,542,058
RMG Acquisition Corp. Units	116,400	1,168,656
Schultze Special Purpose Acquisition Corp. Units	50,000	507,500
Tenzing Acquisition Corp. (f)	54,305	554,997
Tiberius Acquisition Corp.	113,800	1,157,346
TKK Symphony Acquisition Corp. (f)	212,439	2,126,514
Tottenham Acquisition I Ltd. (f)	12,474	127,235
Trident Acquisitions Corp.	175,020	1,809,707
Trinity Merger Corp.	97,366	1,002,870
Tuscan Holdings Corp.	24,000	237,120
Twelve Seas Investment Co. Units (f)	81,000	859,410
VectoIQ Acquisition Corp.	38,325	388,232
Wealthbridge Acquisition Ltd. (f)	40,000	396,000
Total Special Purpose Acquisition Vehicles (Cost $36,881,341)		38,592,849

	Shares
LIQUIDATING TRUSTS—0.21% (a)(c)(e)(g)
Crossroads Liquidating Trust	292,681	186,584
JP Morgan China Region Fund, Inc.	192,486	1,925
Winthrop Realty Trust	295,985	88,795
Total Liquidating Trusts (Cost $1,603,926)		277,304

	Principal
	Amount
CONVERTIBLE NOTES—1.45%
Emergent Capital, Inc. (b)(h)
5.000%, 02/15/2023	$3,206,898	1,909,163
Total Convertible Notes (Cost $3,071,069)		1,909,163

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Principal
	Amount	Value
CORPORATE NOTES—4.69% (b)
Great Elm Capital Corp.
6.500%, 09/18/2022	$32,735	$832,123
6.750%, 01/31/2025	6,685	168,128
MVC Capital, Inc.
6.250%, 11/30/2022	200,000	5,184,000
Total Corporate Notes (Cost $5,985,500)		6,184,251

SENIOR SECURED NOTES—1.06%
Emergent Capital, Inc. (b)(c)(e)
8.500%, 07/28/2021	1,600,000	1,400,000
Total Senior Secured Notes (Cost $1,600,000)		1,400,000

	Shares
WARRANTS—0.83% (a)
8i Enterprises Acquisition Corp.
Expiration: October 2025
Exercise Price: $11.50 (f)	50,000	14,000
Acamar Partners Acquisition Corp.
Expiration: February 2026
Exercise Price: $11.50	26,666	20,000
Alberton Acquisition Corp.
Expiration: November 2023
Exercise Price: $11.50 (f)	70,000	7,000
Allegro Merger Corp.
Expiration: January 2025
Exercise Price: $11.50	200,080	55,822
AMCI Acquisition Corp.
Expiration: October 2025
Exercise Price: $11.50	50,000	15,000
Andina Acquisition Corp. III
Expiration: March 2024
Exercise Price: $11.50 (f)	120,950	24,190
B Riley Principal Merger Corp.
Expiration: April 2024
Exercise Price: $11.50	17,500	8,225
Big Rock Partners Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	55,801	12,276

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value
WARRANTS—(continued)
Bioceres Crop Solutions Corp.
Expiration: March 2024
Exercise Price: $11.50 (f)	68,763	$22,692
Black Ridge Acquisition Corp.
Expiration: October 2022
Exercise Price: $11.50	161,445	66,192
CF Finance Acquisition Corp.
Expiration: April 2025
Exercise Price: $11.50	30,000	18,000
Constellation Alpha Capital Corp.
Expiration: March 2024
Exercise Price: $11.50 (f)	25,001	1,850
DiamondPeak Holdings Corp.
Expiration: April 2024
Exercise Price: $11.50	24,199	19,359
Edtechx Holdings Acquisition Corp.
Expiration: December 2025
Exercise Price: $11.50	40,325	10,468
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(e)	8	0
Expiration: July 2025
Exercise Price: $0.00 (c)(e)	640,000	0
Forum Merger II Corp.
Expiration: September 2025
Exercise Price: $11.50	68,439	43,117
GigCapital, Inc.
Expiration: March 2025
Exercise Price: $11.50	58,050	17,415
HL Acquisitions Corp.
Expiration: July 2023
Exercise Price: $11.50 (f)	34,456	3,962
Hunter Maritime Acquisition Corp.
Expiration: March 2024
Exercise Price: $11.50 (f)	46,221	2,311
KBL Merger Corp. IV
Expiration: January 2024
Exercise Price: $11.50	275,000	41,250
Legacy Acquisition Corp.
Expiration: November 2022
Exercise Price: $11.50	43,750	14,000

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value
WARRANTS—(continued)
Leisure Acquisition Corp.
Expiration: December 2022
Exercise Price: $11.50	30,644	$16,854
LF Capital Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	124,850	37,455
Longevity Acquisition Corp.
Expiration: July 2025
Exercise Price: $11.50 (f)	63,286	8,860
Modern Media Acquisition Corp.
Expiration: June 2022
Exercise Price: $11.50	54,093	11,901
Mudrick Capital Acquisition Corp.
Expiration: March 2025
Exercise Price: $11.50	49,182	24,099
Opes Acquisition Corp.
Expiration: January 2023
Exercise Price: $11.50	49,670	10,927
Organogenesis Holdings, Inc.
Expiration: December 2023
Exercise Price: $11.50	93,071	43,743
Pensare Acquisition Corp.
Expiration: August 2022
Exercise Price: $11.50	19,254	2,311
Pivotal Acquisition Corp.
Expiration: December 2025
Exercise Price: $11.50	25,000	33,750
Pure Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	273,277	295,139
Reebonz Holding Ltd.
Expiration: December 2023
Exercise Price: $92.00 (f)	56,895	569
Simplicity Esports and Gaming Co.
Expiration: November 2023
Exercise Price: $11.50	29,549	11,820
Tenzing Acquisition Corp.
Expiration: August 2025
Exercise Price: $11.50 (f)	54,305	10,861
Tiberius Acquisition Corp.
Expiration: April 2023
Exercise Price: $11.50	113,800	35,278

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value
WARRANTS—(continued)
TKK Symphony Acquisition Corp.
Expiration: August 2023
Exercise Price: $11.50 (f)	212,439	$27,617
Tottenham Acquisition I Ltd.
Expiration: June 2025
Exercise Price: $11.50 (f)	12,474	636
Trident Acquisitions Corp.
Expiration: June 2021
Exercise Price: $11.50	175,020	22,753
Trinity Merger Corp.
Expiration: May 2023
Exercise Price: $11.50	102,199	33,624
Tuscan Holdings Corp.
Expiration: April 2026
Exercise Price: $11.50	24,000	18,720
VectoIQ Acquisition Corp.
Expiration: June 2023
Exercise Price: $11.50	38,325	17,630
Wealthbridge Acquisition Ltd.
Expiration: March 2024
Exercise Price: $11.50 (f)	40,000	2,800
Xynomic Pharmaceuticals Holdings, Inc.
Expiration: May 2024
Exercise Price: $11.50	50,000	10,500
Total Warrants (Cost $1,317,675)		1,094,976

RIGHTS—0.30% (a)
8i Enterprises Acquisition Corp. (Expiration: April 1, 2020) (f)	50,000	19,000
Alberton Acquisition Corp. (Expiration: October 24, 2019) (f)	70,000	17,500
Allegro Merger Corp. (Expiration: January 9, 2020)	200,080	42,017
Andina Acquisition Corp. III (Expiration: July 31, 2020) (f)	120,950	30,238
Big Rock Partners Acquisition Corp. (Expiration: July 22, 2019)	111,602	14,843
Black Ridge Acquisition Corp. (Expiration: July 10, 2019)	161,445	67,791
Constellation Alpha Capital Corp. (Expiration: September 23, 2019) (f)	25,001	4,503
GigCapital, Inc. (Expiration: December 12, 2019)	85,400	44,408
HL Acquisitions Corp. (Expiration: January 2, 2020) (f)	34,456	7,615
KBL Merger Corp. IV (Expiration: September 9, 2019)	275,000	49,500
Longevity Acquisition Corp. (Expiration: August 31, 2019) (f)	63,286	12,657
Modern Media Acquisition Corp. (Expiration: September 17, 2019)	103,859	30,119

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2019 (unaudited)

	Shares	Value
RIGHTS—(continued)
Pensare Acquisition Corp. (Expiration: August 1, 2019)	38,508	$6,161
TKK Symphony Acquisition Corp. (Expiration: February 20, 2020) (f)	212,439	38,239
Tottenham Acquisition I Ltd. (Expiration: August 7, 2019) (f)	12,474	4,615
Wealthbridge Acquisition Ltd. (Expiration: February 8, 2020) (f)	40,000	7,200
Total Rights (Cost $549,863)		396,406

MONEY MARKET FUNDS—12.13%
Fidelity Institutional Government Portfolio—Class I, 2.240% (d)	7,986,661	7,986,661
STIT-Treasury Portfolio—Institutional Class, 2.216% (d)	7,986,661	7,986,661
Total Money Market Funds (Cost $15,973,322)		15,973,322
Total Investments (Cost $186,750,924)—142.83%		188,155,995
Liabilities in Excess of Other Assets—(0.62)%		(820,349)
Preferred Stock—(42.21)%		(55,599,400)
TOTAL NET ASSETS—100.00%		$131,736,246

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2019.
(c)	Fair valued securities. The total market value of these securities was $2,390,676, representing 1.81% of net assets. Value determined using significant unobservable inputs.
(d)	The rate shown represents the 7-day yield at June 30, 2019.
(e)	Illiquid securities. The total market value of these securities was $1,677,304, representing 1.27% of net assets.
(f)	Foreign-issued security.
(g)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.
(h)	Securities issued pursuant to Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid and the aggregate value, $1,909,163, represents 1.45% of net assets.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2019 (unaudited)

Assets:
Investments, at value (Cost $186,750,924)	$188,155,995
Foreign currencies (Cost $876,200)	820,084
Cash	2,820
Dividends and interest receivable	381,581
Receivable for investments sold	1,217,984
Other assets	35,565
Total assets	190,614,029

Liabilities:
Preferred dividends accrued not yet declared	45,318
Payable for investments purchased	2,972,551
Advisory fees payable	154,847
Administration fees payable	18,988
Chief Compliance Officer fees payable	14,007
Director fees payable	10,765
Fund accounting fees payable	7,332
Custody fees payable	10,615
Transfer Agent fees payable	2,771
Audit fees payable	26,313
Reports and notices to shareholders payable	12,601
Accrued expenses and other liabilities	2,275
Total liabilities	3,278,383

Preferred Stock:
3.50% Convertible Preferred Stock - $0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$131,736,246

Net assets applicable to common shareholders:
Common stock - $0.001 par value per common share; 199,995,800 shares authorized;
8,500,968 shares issued and outstanding, 14,343,863 shares held in treasury	$349,285,086
Cost of shares held in treasury	(220,518,502)
Total distributable earnings	2,969,662
Net assets applicable to common shareholders	$131,736,246
Net asset value per common share ($131,736,246 applicable to
8,500,968 common shares outstanding)	$15.50

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2019
(unaudited)
Investment income:
Dividends	$2,122,794
Interest	319,484
Total investment income	2,442,278

Expenses:
Investment advisory fees	909,881
Directors’ fees and expenses	92,108
Administration fees and expenses	52,626
Legal fees and expenses	43,883
Compliance fees and expenses	28,682
Audit fees	26,313
Stock exchange listing fees	23,197
Accounting fees and expenses	21,756
Insurance fees	17,607
Reports and notices to shareholders	14,782
Transfer agency fees and expenses	11,772
Custody fees and expenses	7,325
Other expenses	3,500
Net expenses	1,253,432
Net investment income	1,188,846

Net realized and unrealized gains (losses) from investment activities:
Net realized gain from:
Investments	5,571,936
Distributions received from investment companies	775,335
Net realized gain	6,347,271
Change in net unrealized appreciation (depreciation) on:
Investments	9,941,291
Foreign currency translations	(3,000)
Net realized and unrealized gains from investment activities	16,285,562
Increase in net assets resulting from operations	17,474,408
Distributions to preferred stockholders	(972,990)
Net increase in net assets applicable to common shareholders resulting from operations	$16,501,418

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2019
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$17,474,408
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(63,846,627)
Proceeds from sales of investments	71,648,678
Net purchases and sales of short-term investments	(9,024,091)
Return of capital distributions received from underlying investments	30,919
Accretion of discount	(14,674)
Decrease in dividends and interest receivable	669,043
Increase in receivable for investments sold	(474,405)
Decrease in other assets	(9,505)
Increase in payable for investments purchased	1,992,826
Decrease in payable to Adviser	(360)
Decrease in accrued expenses and other liabilities	(41,661)
Net distributions received from investment companies	775,335
Net realized gains from investments and foreign currency translations	(6,347,271)
Net change in unrealized appreciation of investments	(9,941,291)
Net cash provided by operating activities	2,891,324

Cash flows from financing activities:
Distributions paid to common shareholders	(1,938,221)
Distributions paid to preferred shareholders	(972,990)
Net cash used in financing activities	(2,911,211)
Net change in cash	$(19,887)

Cash:
Beginning of period	842,791
End of period	$822,904

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2019	year ended
	(unaudited)	December 31, 2018
From operations:
Net investment income	$1,188,846	$383,341
Net realized gain from:
Investments in securities of:
Non-affiliated companies	5,571,936	5,979,874
Affiliated companies	—	24,877
Foreign currency translations	—	1,772
Distributions received from investment companies	775,335	4,631,477
Net change in unrealized appreciation (depreciation) on:
Investments in securities of:
Non-affiliated companies	9,941,291	(21,473,405)
Affiliated companies	—	3,533
Foreign currency translations	(3,000)	(52,484)
Net increase (decrease) in net assets resulting from operations	17,474,408	(10,501,015)

Distributions paid to preferred shareholders:
Net dividends and distributions	(972,990)	(1,945,979)
Total dividends and distributions paid to preferred shareholders	(972,990)	(1,945,979)
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	16,501,418	(12,446,994)

Distributions paid to common shareholders:
Net dividends and distributions	(1,938,221)	(12,020,754)
Return of capital	—	(305,649)
Total dividends and distributions paid to common shareholders	(1,938,221)	(12,326,403)
Net increase (decrease) in net assets applicable
to common shareholders	14,563,197	(24,773,397)

Net assets applicable to common shareholders:
Beginning of period	117,173,049	141,946,446
End of period	$131,736,246	$117,173,049

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year/period is presented below:

For the six months
ended June 30, 2019
(unaudited)
Net asset value, beginning of year/period	$13.78
Net investment income (loss)(1)	0.03
Net realized and unrealized gains (losses) from investment activities	2.04
Total from investment operations	2.07
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.12)
Net realized gains from investment activities	—
Net Increase in net assets attributable to common
stockholders resulting form operations	1.95
Dividends and distributions paid to common shareholders from:
Net investment income	(0.23)
Net realized gains from investment activities	—
Return of capital	—
Total dividends and distributions paid to common shareholders	(0.23)
Anti-Dilutive effect of Common Share Repurchase	—
Dilutive effect of conversions of preferred shares to common shares	—
Dilutive effect of reinvestment of distributions by common shareholders	—
Net asset value, end of year/period	$15.50
Market value, end of year/period	$13.75
Total net asset value return(2)(6)	14.17%
Total market price return(3)	18.11%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
interest and dividends on short positions(4)	1.98%
Total expenses, before fee waivers by investment advisor and administrator including
interest and dividends on short positions(4)	1.98%
Ratio of net investment income to average net assets before
preferred distributions and waiver(1)	1.88%
Ratio of net investment income to average net assets before
preferred distributions and after waiver(1)	1.88%
Supplemental data:
Net assets applicable to common shareholders, end of year/period (000’s)	$131,736
Liquidation value of preferred stock (000’s)	$55,599
Portfolio turnover(6)	38%
Preferred Stock:
Total Shares Outstanding	2,223,976
Asset coverage per share of preferred shares, end of year/period	$84

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2018	2017	2016	2015	2014
$16.70	$15.56	$15.11	$16.94	$18.70
(0.18)	0.44	0.63	0.41	0.22
(1.06)	2.26	0.64	(1.09)	1.02
(1.24)	2.70	1.27	(0.68)	1.24

(0.08)	(0.10)	(0.06)	—	—
(0.15)	(0.13)	(0.02)	—	—

(1.47)	2.47	1.19	(0.68)	1.24

(0.26)	(0.33)	(0.58)	(0.35)	(0.19)
(1.15)	(1.00)	(0.23)	(0.84)	(1.29)
(0.04)	—	—	—	—
(1.45)	(1.33)	(0.81)	(1.19)	(1.48)
—	0.00 (5)	0.07	0.08	—
—	—	—	—	(1.44)
—	—	—	(0.04)	(0.08)
$13.78	$16.70	$15.56	$15.11	$16.94
$11.84	$14.88	$13.65	$13.20	$15.37
-8.79%	15.93%	8.45%	-3.47%	-1.01%
-10.55%	18.71%	9.51%	-6.13%	-3.59%

1.92%	1.92%	1.75%	1.50%	1.42%

1.92%	1.92%	1.75%	1.50%	1.51%

0.27%	2.45%	3.61%	2.40%	1.18%

0.27%	2.45%	3.61%	2.40%	1.27%

$117,173	$141,946	$132,367	$151,426	$172,203
$55,599	$55,599	$55,599	N/A	N/A
66%	59%	49%	48%	59%

2,223,976	2,223,976	2,223,976	N/A	N/A
$78	$89	$85	N/A	N/A

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing  market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year.  Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Less than 0.5 cents per share.
(6)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 28.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and, unless more information is required, approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)*	Total
Investment Companies
Closed-End Funds	$105,481,214	$—	$—	$105,481,214
Business Development
Companies	6,434,419	—	—	6,434,419
Preferred Stocks
Real Estate Investment Trusts	3,468,805	—	—	3,468,805
Thrifts & Mortgage Finance	1,524,000	—	—	1,524,000
Other Common Stocks
Biotechnology	33,500	—	—	33,500
Professional Services	3,227,188	—	—	3,227,188
Real Estate Investment Trusts	1,335,779	—	—	1,335,779
Real Estate
Management & Development	753,861	—	—	753,861
Software	13,958	—	—	13,958
Specialty Retail	55,000	—	—	55,000
Special Purpose
Acquisition Vehicles	25,842,364	12,037,113	713,372	38,592,849
Liquidating Trusts	—	—	277,304	277,304
Convertible Notes	—	1,909,163	—	1,909,163
Corporate Notes	6,184,251	—	—	6,184,251
Senior Secured Notes	—	—	1,400,000	1,400,000
Warrants	748,415	346,561	0	1,094,976
Rights	250,692	145,714	—	396,406
Money Market Funds	15,973,322	—	—	15,973,322
Total	$171,326,768	$14,438,551	$2,390,676	$188,155,995

*	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2019:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts – Warrants	Investments, at value	$1,094,976

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2019:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts - Warrants	Net Realized Gain	$286,803
	on Investments

	Change in Unrealized Depreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts - Warrants	Net change in unrealized	$(51,586)
	depreciation of investments

The average monthly share amount of warrants during the period was 3,871,693. The average monthly market value of warrants during the period was $1,160,909.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Special
		Purpose			Con-	Corpo-	Senior
	Preferred	Acquisition		Liquidating	vertible	rate	Secured
Category	Stocks	Vehicles		Trusts	Notes	Bonds	Notes	Warrants

Balance as of
12/31/2018	$3,421,000	$—		$434,909	$273,806	$15,000	$1,600,000	$26,640

Dispositions	—	—		—	(273,806)	—	—	—

Transfers into
(out of) Level 3	—	713,372	(1)	—	—	—	—	(26,640	)(2)

Corporate
Actions	(3,181,496)	—		—	—	—	—	—

Change in
unrealized
appreciation
(depreciation)	(239,504)	—		(157,605)	—	(15,000)	(200,000)	—

Balance as of
6/30/19	$—	$713,372		$277,304	$—	$—	$1,400,000	$0

Change in
unrealized
appreciation
(depreciation)
during the period
for Level 3
investments
held at
June 30, 2019	$—	$(79,908)		$(157,605)	$—	$—	$(200,000)	$—

(1)	Transfer into Level 3 is due to a security previously priced by ICE and is currently being priced by the Adviser.
(2)	Transfer out of Level 3 is due to a security currently obtaining a price by ICE that was previously priced by the Adviser.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2019:

	Fair Value
	June 30,	Valuation	Unobservable
Category	2019	Methodologies	Input	Range

Special Purpose	$713,372	Fair Value	Financial Statements/	$10.46
Acquisition Vehicles			Company
			Announcements

Liquidating Trusts	277,304	Last Traded Price	Financial Assessments/	0.01 – 0.83
			Company
			Announcements and
			Discount to
			Liquidation Value

Senior Secured Notes	1,400,000	Company-Specific	Terms of the	87.50 – 100.00
		Information	Note/ Financial
			Assessments/ Company
			Announcements

Warrants	0	Last Traded Price	Market Assessments	0.00

Special Purpose Acquisition Companies—The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash.  If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.  In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

The Fund did not engage in short sales during the six months ended June 30, 2019.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—On March 4, 2019, the Fund received authorization from the U.S. Securities and Exchange Commission (the “SEC”) that permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board approved the implementation of a Managed Distribution Plan (“MDP”) to make monthly cash distributions to stockholders. Under the MDP, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital. The Fund intends to make monthly distributions to common stockholders at an annual rate of 6% (or 0.5% per month) for the remainder of 2019, based on the net asset value (NAV) of the Fund’s common shares as of March 29, 2019. Beginning in January 2020, the Fund intends to make monthly distributions to common stockholders at an annual rate of 6%, based on the NAV of the Fund’s common shares as of the close of business on the last business day of the previous year.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Holders of Convertible Preferred Stock receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock are fully cumulative, and accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2018, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $40,000, paid pro rata, quarterly plus $1,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors and $500 for special committee meetings held in between regularly scheduled Board meetings.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman receive $5,000, and the Corporate Governance Committee Chairman receive $3,000.  For serving the Fund as Chief Compliance Officer (“CCO”), in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $50,000.  In addition, the Fund reimburses the directors and CCO for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative services for the Fund.  Fund Services also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At June 30, 2019, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $15.182 per share of common stock (which is a current ratio of 1.6467 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $18.18 per share (as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $15.182 per share of common stock (which is a current ratio of 1.6467 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events.

The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, which requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2019, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $63,846,627 and $71,648,678, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2019.

Note 5
Capital share transactions
During the six months ended June 30, 2019, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2018, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2017, the Fund purchased 7,582 shares of its capital stock in the open market at a cost of $118,039. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 10.44%.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 13.50%.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The Fund announced on September 21, 2016 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21, 2016 and because the number of shares tendered exceeded the amount offered to be purchased, the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2018	December 31, 2017
Ordinary income	$3,965,904	$5,068,989
Long-term capital gains	8,054,850	6,237,298
Return of capital	305,649	—
Total distributions paid	$12,326,403	$11,306,287

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2018	December 31, 2017
Ordinary income	$647,778	$872,444
Long-term capital gains	1,298,201	1,073,535
Total distributions paid	$1,945,979	$1,945,979

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2018.

The following information is presented on an income tax basis as of December 31, 2018:

Tax cost of investments	$181,397,438
Unrealized appreciation	8,335,231
Unrealized depreciation	(17,472,612)
Net unrealized appreciation	(9,137,381)
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated/gains losses and other temporary differences	(2,456,154)
Total accumulated gains	$(11,593,535)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2018, the Fund’s paid-in capital was decreased by $1,442 and the accumulated deficit was decreased by $1,442.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2018, the Fund deferred, on a tax basis, post October losses of $1,201,877 in ordinary income and $1,255,949 in capital gains.

At December 31, 2018, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2015-2017), or expected to be taken in the Fund’s 2018 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Fund directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and of the Fund’s investment adviser, may purchase or sell Fund securities from time to time, subject to the restrictions set forth in the Fund’s Code of Ethics, as amended, a copy of which is available on the Fund’s website. Please see the corporate governance section of the Fund’s website at www.specialopportunitiesfundinc.com.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Note 8
Recent Accounting Pronouncements
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the six months ended June 30, 2019.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 22.59% of its ordinary income distribution for the year ended December 31, 2018, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2018, 20.11% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 38.30% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2019.

Additional information about the Directors and Officers of the Fund is included in the Fund’s most recent Form N-2.

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Brookfield
(53)	as of	Since	2009; Principal of the general		DTLA Fund Office
	October	2009	partner of several private		Trust Investor, Inc.;
	2009.		investment partnerships in the		Trustee, Crossroads
			Bulldog Investors group		Liquidating Trust;
			of private funds.		Trustee, High
Income Securities
Fund; Chairman,
Swiss Helvetia
Fund, Inc.; Director,
Director, Emergent
Capital, Inc. (until
2017); Director,
Mexico Equity and
Income Fund, Inc.
(until 2015).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INTERESTED DIRECTORS

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(74)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Brookfield
	2009.		private funds.		DTLA Fund Office
Trust Investor, Inc.;
Trustee, Crossroads
Liquidating Trust;
Chairman, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Chairman,
Emergent Capital,
Inc. (until 2017).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(81)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Trustee, Crossroads
	2010.				Liquidating Trust;
Trustee, Fiera
Capital Series Trust;
Trustee, High
Income Securities
Fund; Director,
Swiss Helvetia
Fund, Inc.;
Director, Emergent
Capital, Inc.
(until 2017);
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(55)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Chief Executive Officer of HHI, LLC;	1	Trustee,
(50)		Since	Principal of NBC Bancshares, LLC;		High Income
		2009	Chief Executive Officer of Crossroads		Securities Fund.
Capital, Inc.; Administrator of
Crossroads Liquidating Trust.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(75)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of three
funds and one
variable series trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years
OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(53)	as of	Since	2009; Principal of the
	October	2009	general partner of several
	2009.		private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(50)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(74)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(81)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and		in Fund	held by
	Position(s)	Length	Principal Occupation	Complex	Director During
Name, Address	Held with	of Time	During the Past	Overseen	the Past
and Age*	the Fund	Served	Five Years	by Director**	Five Years

Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(49)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

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Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY  10020

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2019 to 1/31/2019	N/A	N/A	N/A	N/A
2/1/2019 to 2/28/2019	N/A	N/A	N/A	N/A
3/1/2019 to 3/31/2019	N/A	N/A	N/A	N/A
4/1/2019 to 4/30/2019	N/A	N/A	N/A	N/A
5/1/2019 to 5/31/2019	N/A	N/A	N/A	N/A
6/1/2019 to 6/30/2019	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)*     /s/ Andrew Dakos
Andrew Dakos, President

Date    September 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Andrew Dakos
Andrew Dakos, President

Date    September 9, 2019

By (Signature and Title)*    /s/ Thomas Antonucci
    Thomas Antonucci, Chief Financial Officer

Date    September 9, 2019

* Print the name and title of each signing officer under his or her signature.